Exhibit 10.1

FOURTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF OCTOBER 28, 2016
AMONG
VIPER ENERGY PARTNERS LP,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER
WELLS FARGO SECURITIES, LLC

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of October 28, 2016, is among: VIPER ENERGY PARTNERS LP., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (collectively, the “Guarantors”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 8, 2014, as amended by that certain First Amendment dated as of August 15, 2014, that certain Second Amendment dated as of May 22, 2015 and that certain Third Amendment dated as of June 21, 2016 (as further amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested, and all of the Lenders have agreed, to amend certain provisions of the Credit Agreement as set forth herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by:
(a)     deleting the definition of “Agreement” and replacing it with the following:
“‘Agreement’ means this Credit Agreement, as amended by the First Amendment dated as of August 15, 2014, that certain Second Amendment dated as of May 22, 2015, that certain Third Amendment dated as of June 21, 2016 and that certain Fourth Amendment dated as of October 28, 2016, as the same may be further amended, modified or supplemented from time to time.”

(b)    deleting the Utilization Grid in the definition of “Applicable Margin” and replacing it with the following:

Utilization Grid
Utilization Percentage	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Loans	2.00%	2.25%	2.50%	2.75%	3.00%
ABR Loans	1.00%	1.25%	1.50%	1.75%	2.00%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Section 3.    Borrowing Base. From and after the Fourth Amendment Effective Date (as defined below) until the next Redetermination Date, the Borrowing Base shall be $275,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time in accordance with the Credit Agreement. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the Scheduled Redetermination for November 1, 2016. This Section 3 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.
Section 4.    Revisions and Reallocations. The Lenders have agreed among themselves, in consultation with the Borrower, to revise and reallocate their respective Maximum Credit Amounts. The Administrative Agent and the Borrower hereby consent to such revisions and reallocation. On the Fourth Amendment Effective Date and after giving effect to such revisions and reallocations, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this Fourth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement.
Section 5.    Conditions Precedent. This Fourth Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
5.1    The Administrative Agent shall have received from all of the Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.
5.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.
The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.3    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.4    NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5    GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
6.7    Severability. Any provision of this Fourth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.9    Loan Document. This Fourth Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LP, as Borrower
By: Viper Energy Partners GP LLC, its general partner

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Chief Financial Officer

VIPER ENERGY PARTNERS LLC, as a Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Chief Financial Officer

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By: /s/ Todd C. Fogle Name: Todd C. Fogle Title: Director

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK, as a Lender

By: /s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Donovan Broussard
Name: Donovan Broussard
Title: Authorized Signatory

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By: /s/ Garrett R. Merrell
Name: Garrett R. Merrell
Title: Relationship Manager

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jessica McGuire
Name: Jessica McGuire
Title: Assistant Vice President

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	28.33333333000000%	$71,916,666.66
Compass Bank	11.36363636000000%	$31,250,000.00
Canadian Imperial Bank of Commerce, New York Branch	21.06060606000000%	$57,916,666.67
Comerica Bank	18.18181818000000%	$50,000,000.00
PNC Bank, National Association	21.06060606000000%	$57,916,666.67
Aggregate Maximum Credit Amount	100.0000000000000%	$275,000,000.00

[1] Amended per the First Amendment.